UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2008

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

(Exact name of Registrant as specified in its charter)

            Delaware                  0-10831                 94-2744492

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Consolidated Capital Institutional Properties, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCIP Loft, L.L.C., a Delaware limited liability company (the “Company”).  As previously disclosed, after April 30, 2008, the assets and liabilities of the Company are allocated solely to the holders of Series A Units of the Registrant for all purposes. The Company owned The Loft Apartments (“The Loft”), a 184-unit apartment complex located in Raleigh, North Carolina.

On December 29, 2008 the Company sold The Loft to a third party, The Embassy Group LLC, a New York limited liability company (the “Purchaser”), for a total sales price of $9,325,000. The Registrant continues to own and operate five other investment properties.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the continuing operations of the Registrant as if The Loft had been sold on January 1, 2007. The following also excludes the operations of Palm Lake which was sold on December 9, 2008.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period.  This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended September 30, 2008 and the Registrant’s 2007 Annual Report on Form 10-K.

PRO FORMA BALANCE SHEET

(in thousands)

September 30, 2008

All other assets	$ 4,982
Investment property, net	74,394
Total Assets	$ 79,376

All other liabilities	$ 3,619
Mortgage notes payable	126,115
Partners’ deficit	(50,358)
Total Liabilities and Partners’ Deficit	$ 79,376

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Nine Months Ended	Year Ended
	September 30, 2008	December 31, 2007

Total revenues	$18,060	$23,766
Total expenses	20,761	24,113
Impairment loss	2,400	--
Net Loss	$(5,101)	$ (347)

Series A Series B Series C Net loss per limited partnership interest	$ (8.14) (16.61) (0.62) $(25.37)	$ 5.80 (7.08) (0.44) $(1.72)

(d)   Exhibit

10.73       Second Amendment of Purchase and Sale Contract between CCIP Loft, L.L.C., a Delaware limited liability company and TEG Lofts LLC, a North Carolina limited liability company, dated December 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL

INSTITUTIONAL PROPERTIES, LP

By:  CONCAP EQUITIES, INC.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: January 5, 2009